Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group






Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act



I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Target 2010 Fund, Scudder Target 2011 Fund, Scudder Target 2012 Fund, Scudder Target 2013 Fund, Scudder Retirement Fund - Series V, Scudder Retirement Fund - Series VI, Scudder Retirement Fund - Series VII, Scudder Worldwide 2004 Fund, a series of Scudder Target Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 22, 2003                            /s/Richard T. Hale
                                              ---------------------------
                                              Richard T. Hale
                                              Chief Executive Officer
                                              Scudder Target 2010 Fund,
                                              Scudder Target 2011 Fund,
                                              Scudder Target 2012 Fund,
                                              Scudder Target 2013 Fund,
                                              Scudder Retirement Fund -
                                              Series V, Scudder Retirement
                                              Fund - Series VI, Scudder
                                              Retirement Fund - Series VII,
                                              Scudder Worldwide 2004 Fund, a
                                              series of Scudder Target Fund

                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act



I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Target 2010 Fund, Scudder Target 2011 Fund, Scudder Target 2012 Fund, Scudder Target 2013 Fund, Scudder Retirement Fund - Series V, Scudder Retirement Fund - Series VI, Scudder Retirement Fund - Series VII, Scudder Worldwide 2004 Fund, a series of Scudder Target Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 22, 2003                           /s/Charles A. Rizzo
                                             ------------------------------
                                             Charles A. Rizzo
                                             Chief Financial Officer
                                             Scudder Target 2010 Fund,
                                             Scudder Target 2011 Fund,
                                             Scudder Target 2012 Fund,
                                             Scudder Target 2013 Fund,
                                             Scudder Retirement Fund -
                                             Series V, Scudder Retirement
                                             Fund - Series VI, Scudder
                                             Retirement Fund - Series VII,
                                             Scudder Worldwide 2004 Fund, a
                                             series of Scudder Target Fund